Exhibit 10.1
                         CITADEL SECURITY SOFTWARE INC.
                 AMENDMENT TO AGREEMENTS WITH STEVEN B. SOLOMON

     This agreement (this "Agreement") is made and entered into as of November
                           ---------
3, 2006, by and between Citadel Security Software Inc., a Delaware corporation ("Citadel"), and Steven B. Solomon ("Solomon").
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     WHEREAS,  Citadel,  and  certain  of its subsidiaries, have entered into an
Asset Purchase Agreement, dated as of October 2, 2006, with McAfee, Inc. and McAfee Security LLC (the "Asset Purchase Agreement");
                              --------------------------

     WHEREAS, in connection with the Asset Purchase Agreement and this Agreement, Solomon has entered into a non-competition agreement with McAfee dated as of October 2, 2006 (the "Non-Competition Agreement");
                                         --------------------------

     WHEREAS, under: (a) that certain Change of Control Agreement, dated as of December 23, 2005, between Citadel and Solomon and (b) that certain Employment Agreement, dated as of January 1, 2002, between Citadel and Solomon as amended by Amendment No. 1 to Employment Agreement, dated as of October 1, 2003, between Citadel and Solomon (collectively, the "Employment Agreements"), Solomon is
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entitled  to  receive  certain  payments  in  connection with the closing of the transactions  contemplated  by  the  Asset  Purchase  Agreement (the "Closing");
                                                                      -------

     WHEREAS, each of Citadel and Solomon agree to amend each of the Employment Agreements (and any similar agreements or arrangements) to provide that, contingent upon the occurrence of the Closing, Solomon will receive only the payments specified in this Agreement in connection with the Closing; and

     WHEREAS, each of Citadel and Solomon agree that, contingent upon the occurrence of the Closing, Citadel shall issue to Solomon 3,650,000 shares of its common stock in exchange for the termination of all outstanding obligations of Citadel under any agreements, plan or arrangements with Solomon to issue stock to Solomon upon the exercise of an option ("Stock Option Agreements");
                                                      -----------------------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration including the Non-Competition Agreement, the receipt and adequacy of which are hereby acknowledged, Citadel and Solomon hereby agree as follows:

  1.     Amendment of Employment Arrangements.  Notwithstanding any terms
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contained therein to the contrary, each of the Employment Arrangements (as defined below) are hereby amended to provide that, in lieu of the payments to be received under the Employment Arrangements and in consideration of the Non-Competition Agreement, upon the Closing, Solomon shall be entitled to receive from Citadel, whether or not his employment with Citadel is terminated in connection with the Closing and notwithstanding any terms contained therein to the contrary, a single payment, in a lump sum, of $6,089,234 (which amount will not be grossed-up) to be promptly paid to Solomon by Citadel on the earlier to occur of: (i) January 3, 2007 or (ii) the one month anniversary of the date on which the Closing occurs. Except as set forth herein, effective on the Closing, Solomon agrees that he will not be entitled to any additional Severance Payment, Special Severance Payment, Gross-Up Payment, Gross-Up Underpayment, Termination upon Change of Control Amount, Bonus, or Option Exercise Gross-Up Payment or similar or other special payment or benefit under the Employment Arrangements as a result of or in connection with the Closing; provided however, that Solomon shall remain entitled to any payments


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or benefits under the Employment Arrangements that are not directly related to the proposed Closing (e.g., accrued bonuses, vacation pay, expense reimbursements, etc.). For purposes of this Agreement, "Employment
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Arrangements" shall mean each of the Employment Agreements along with any other agreements or arrangements between Citadel and Solomon regarding employment, bonuses, severance, payments made upon a change of control of Citadel, tax gross-ups, benefits or similar agreements or arrangements, but shall not include any Stock Option Agreements or any agreements or arrangements pursuant to which Solomon has loaned money to Citadel.

  2.     Stock Options.
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               (a) Solomon hereby represents and warrants that, currently, he is entitled to receive 3,650,000 shares of Citadel's common stock upon exercise of his rights under the Stock Option Agreements. Solomon hereby agrees that he shall not exercise any of his rights to acquire shares of the common stock of Citadel pursuant to any Stock Option Agreement unless and until the Asset Purchase Agreement is terminated.

               (b) Provided the Closing occurs and effective as of the Closing:
          (i) each Stock Option Agreement will terminate and be of no further force or effect, and (ii) effective date after the Closing, Citadel shall issue to Solomon 3,650,000 shares of its common stock.

  3.     Post-Closing Employment.  After the Closing, Solomon has agreed to
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remain as an at-will employee of the Citadel to provide services during the wind down phase of Citadel's operations after the Closing at his current salary (less applicable withholding), without any bonus or severance payments provided in the Employment Arrangements.

  4.     Effect of this Agreement.
         ------------------------

               (a) Nothing contained in this Agreement shall be deemed to limit Solomon's rights in his capacity as a current stockholder of the Citadel including his right to receive distributions on his shares of Citadel's common stock following the Closing or his rights in his capacity as a creditor of Citadel.

               (b) Except as expressly provided herein, this Agreement shall not be deemed to further modify or terminate any Employment Arrangement.

               (c) If the Asset Purchase Agreement is terminated in accordance with its terms or otherwise, this Agreement shall terminate in its entirety.

     5.     Other Provisions.
            ----------------

               (a) This Agreement shall inure to the benefit of and be binding upon (i) Citadel and its successors and assigns and (ii) Solomon and his heirs and legal representatives.

               (b) All notices and statements with respect to this Agreement shall be made or delivered as set forth in that certain Employment Agreement, dated as of January 1, 2002, between Citadel and Solomon, as amended by, Amendment No. 1 to Employment Agreement, dated as of October 1, 2003, between Citadel and Solomon.

               (c) This Agreement sets forth the entire present agreement of the parties concerning the subjects covered herein; there are no promises, understandings, representations, or warranties of any kind concerning those subjects except as expressly set forth in this Agreement.

               (d) Any modification to this Agreement must be in writing and signed by all parties; any attempt to modify this Agreement, orally or in writing, not executed by all parties will be void.

               (e) If any provision of this Agreement, or its application to anyone or under any circumstances, is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity and unenforceability will not affect any other provision or application of this Agreement which


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          can be given effect without the invalid or unenforceable provision or application and will not invalidate or render unenforceable such provision or application in any other jurisdiction.

               (f) This Agreement will be governed and interpreted under the laws of the United States of America and of the State of Texas as applied to contracts made and carried out entirely in Texas by residents of that state.

               (g) No failure on the part of any party to enforce any provisions of this Agreement will act as a waiver of the right to enforce that provision.

               (h) Section headings are for convenience only and shall not define or limit the provisions of this Agreement

               (i) This Agreement may be executed in several counterparts, each of which is an original. A copy of this Agreement manually signed by one party and transmitted to the other party by FAX or in image form via email shall be deemed to have been executed and delivered by the signing party as though an original. A photocopy of this Agreement shall be effective as an original for all purposes.

               (j) Capitalized terms used by not defined herein shall have the meanings assigned to such terms in the Employment Agreements.


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  IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.


CITADEL SECURITY SOFTWARE INC.

By: /s/ Richard Connelly
Name: Richard Connelly
Title: Chief Financial Officer


/s/ Steven B. Solomon
Steven B. Solomon


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